--------------------------------------------------------------------------------
                                  THE INDONESIA
                                   FUND, INC.
--------------------------------------------------------------------------------
                                  ANNUAL REPORT
                                DECEMBER 31, 2001






[BOSTON STOCK EXCHANGE LOGO]



3913-AR-01

CONTENTS

Letter to Shareholders ..................................................     1

Portfolio Summary .......................................................     4

Schedule of Investments .................................................     5

Statement of Assets and Liabilities .....................................     7

Statement of Operations .................................................     8

Statement of Changes in Net Assets ......................................     9

Financial Highlights ....................................................    10

Notes to Financial Statements ...........................................    12

Report of Independent Accountants .......................................    16

Results of Annual Meeting of Shareholders ...............................    17

Description of InvestLink(SM) Program ...................................    18

Additional Information Regarding the Fund's Directors and Officers ......    21

================================================================================

LETTER TO SHAREHOLDERS

                                                               February 15, 2002

DEAR SHAREHOLDER:

We are writing to report on the activities of The Indonesia Fund, Inc. (the "Fund") for the year ended December 31, 2001.

At December 31, 2001, the Fund's net assets were $12.5 million. The Fund's net asset value ("NAV") was $1.52 per share, as compared to $1.72 at December 31, 2000.

PERFORMANCE: HURT BY ACQUISITION

For the year ended December 31, 2001, the Fund's total return, based on NAV, was -11.63%. By comparison, the total return of the Morgan Stanley Capital International Indonesia Free Index* was -10.88%. We attribute the Fund's loss and underperformance of its benchmark during the year to the payment of fees associated with the acquisition of the Jakarta Growth Fund, Inc. (effective June 11, 2001, the Fund acquired substantially all of the assets and assumed all of the liabilities of the latter.) As we mentioned in the semi-annual letter, the Fund's management and Board of Directors believed that the merger would benefit in two main ways. First, it would provide enhanced market liquidity via the combined funds' larger market capitalization. Second, it could provide reduced operating expenses due to potential economies of scale.

The relative performance of the Fund's underlying portfolio was actually very positive for the twelve months, with the portfolio posting a slight gain in absolute terms. We attribute the outperformance to good stock selection in general and to solid showings from the Fund's financial-services, bank, auto-related and household-product names in particular. And in the sectors in which the portfolio had losses, performance was relatively good in many cases.

THE MARKET: A PERIOD OF TRANSITION

Indonesia was besieged by numerous domestic and international challenges during 2001 and, for the most part, it met them squarely and well in our view.

First up on a lengthy agenda would be the fight for the presidency that consumed the nation over the first seven months of the year. During this period, President Abdurrahman Wahid, a Muslim cleric, waged a concerted campaign to retain the political office he had been appointed to after the fall of his predecessor, B.J. Habibie, in October 1999.

Accused of official misconduct and financial misappropriation, President Wahid was finally forced out of office in late July by a parliament that refused to back down in the face of rising domestic violence and implied threats to Indonesia's national integrity. Replacing him was opposition leader Megawati Sukarnoputri, who was left with the still unresolved problems of renewed violence from provincial separatist groups and a national economy in decline.

On the international political front, President Sukarnoputri proved to be considerably more adept than her predecessor. Caught between Islamic fundamentalists who opposed American interests (Indonesia is the world's largest Muslim country) and the promises of support that she made to the U.S. in the days following the September 11th terrorist attacks, she managed to find an acceptable middle ground, and anti-U.S. protests subsided.
================================================================================

LETTER TO SHAREHOLDERS

The nation's economy was impacted negatively by a slowing global economy for much of 2001. Exports and imports were down substantially from the year 2000. Conflicts with the IMF held up the disbursal of a much-needed $400 million loan until late August. The rupiah currency depreciated to levels not seen since the politically divisive year of 1998. Inflation climbed to the double digits, and interest rates remained high. And the Jakarta Stock Exchange, already battered in the year 2000, fell again in 2001.

Following long delays, the government sold major stakes in a state-controlled telecommunications company and a television station. It failed, however, to make any progress on the sale of stakes in a major bank and a large cement company. This disappointed investors and lenders who generally see such privatizations as central to the country's ability to finance its debt and promote future economic growth.

Helping to counterbalance these and other setbacks, the government came to a fourth quarter agreement with the IMF on a more fiscally conservative budget for 2002, clearing the way for the January 2002 disbursement of $360 million in IMF credit, part of $3.2 billion in credit still available to the country. In similar news, the Consultative Group of Indonesia ("CGI"), a coalition of international lenders that includes The World Bank, Japan and the Asian Development Bank, also agreed to new loans, grants and aid to fund the country's 2002 budget deficit.

Elsewhere, household consumption (which represented 72% of GDP in the first half, a period when it was expected to slump) was surprisingly strong during the fourth quarter, helping to offset weakness in export sectors (e.g., natural resources) and a general lack of interest in the local market by international investors.

PORTFOLIO STRUCTURE AND STRATEGY: STAYING THE COURSE

The Indonesian market has underperformed the region by a fair amount in recent quarters, so we feel that there is probably more upside than downside potential going forward. As such, we have remained relatively fully invested, with overweights in consumer-driven sectors, such as consumer discretionary, consumer staples, pharmaceutical, tobacco and beverages, which should benefit from what is projected to be a continuation of healthy household consumption in 2002.

We are underweight in certain cyclical sectors, pulp & paper and the like, whose fortunes are tied to a resumption of global growth.

OUTLOOK

Indonesia remains vulnerable to a number of stresses, both internal and external, that are unlikely to dissipate any time soon. An example of the latter is the continuation of the global war on terrorism, especially should the focus of the military campaign shift to states such as Iran and Iraq.

Domestically, the government must toe the very fine line between foreign lenders who want to see much more progress made on the privatization of state-owned corporations, and local interests who oppose such sales as thefts of the national patrimony.

================================================================================
2

LETTER TO SHAREHOLDERS

Still, we are impressed with the government's recent handling of what could have been a full-scale political crisis. If it can do as well in the future sale of state-controlled corporate assets, and if global growth resumes, boosting the prospects for the country's external sectors, then long absent foreign investors may be tempted to return.

Sincerely,

/s/ Raoul H. Rayos
Raoul H. Rayos
Chief Investment Officer **

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominees should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 18 through 20 of this report.

--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Indonesia Free Index is an unmanaged index (with no defined investment objective) of Indonesian equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Raoul H. Rayos is responsible for management of the Fund's assets and has served the Fund in such capacity since May 16, 2001. Mr. Rayos is a Vice President of Credit Suisse Asset Management, LLC ("CSAM"), where he is a portfolio manager specializing in Asian equities. He joined CSAM in 1999 from Merrill Lynch Asset Management, where he was a senior Asian equity analyst. Previously, he was an Asian equity analyst for W.I. Carr in Hong Kong and worked in corporate finance for All Asia Capital and Trust in Manila.
================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

SECTOR ALLOCATION

[GRAPH]

AS A PERCENT OF NET ASSETS              December 31, 2001      December 31, 2000
Automotive                                      6.21%                  5.66%
Beer, Beverages, Liquors & Tobacco             17.46%                 23.15%
Commercial Banks                                7.59%                  1.37%
Diversified Operations                          2.99%                  0.00%
Food & Kindred Products                         4.08%                  5.32%
Manufacturing                                   8.98%                  7.58%
Medical-Drugs                                   9.01%                  9.65%
Mining                                          1.76%                  0.00%
Oil & Gas                                       1.60%                  0.00%
Real Estate Development                         0.00%                  1.26%
Retailing                                      11.13%                 12.15%
Telecommunications                             27.36%                 18.84%
Textiles                                        0.48%                  1.44%
Other                                           0.67%                  1.67%
Cash & Other Assets                             0.68%                 11.91%


TOP 10 HOLDINGS, BY ISSUER

                                                                                                          Percent of
      Holding                                                             Sector                          Net Assets
---------------------------------------------------------------------------------------------------------------------------
   1. PT Telekomunikasi Indonesia                                   Telecommunications                       23.1
------------------------------------------------------------------------------------------------------------------------------------
   2. PT Hanjaya Mandala Sampoerna Tbk                      Beer, Beverages, Liquors & Tobacco                9.1
------------------------------------------------------------------------------------------------------------------------------------
   3. PT Gudang Garam Tbk                                   Beer, Beverages, Liquors & Tobacco                8.4
------------------------------------------------------------------------------------------------------------------------------------
   4. PT Bank Central Asia Tbk                                       Commercial Banks                         6.9
------------------------------------------------------------------------------------------------------------------------------------
   5. PT Ramayana Lestari Sentosa Tbk                                    Retailing                            6.8
------------------------------------------------------------------------------------------------------------------------------------
   6. PT Tempo Scan Pacific Tbk                                        Medical-Drugs                          5.8
------------------------------------------------------------------------------------------------------------------------------------
   7. PT Astra International Tbk                                        Automotive                            5.0
------------------------------------------------------------------------------------------------------------------------------------
   8. PT Unilever Indonesia Tbk                                        Manufacturing                          4.9
------------------------------------------------------------------------------------------------------------------------------------
   9. PT Indonesian Satellite Corporation Tbk (Indosat)             Telecommunications                        4.3
------------------------------------------------------------------------------------------------------------------------------------
  10. PT Matahari Putra Prima Tbk                                        Retailing                            4.3
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
4

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                No. of          Value
Description                                   Shares/Units     (Note A)
--------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-99.32%
INDONESIA-98.61%

AGRICULTURE-0.67%
PT Astra Argo Lestari Tbk .....................    946,500   $   84,184
PT Perusahaan Perkebunan London
 Sumatra Indonesia Tbk+ .......................        100            4
                                                             ----------
                                                                 84,188
                                                             ----------

AUTOMOTIVE-6.20%
PT Astra International Tbk+ ...................  3,331,000      624,562
PT Astra Otoparts Tbk+ ........................  1,305,000      153,714
                                                             ----------
                                                                778,276
                                                             ----------

BEER, BEVERAGES, LIQUORS & TOBACCO-17.46%
PT Gudang Garam Tbk+ ..........................  1,260,500    1,048,397
PT Hanjaya Mandala
 Sampoerna Tbk ................................  3,710,000    1,141,538
                                                             ----------
                                                              2,189,935
                                                             ----------

COMMERCIAL BANKS-6.88%
PT Bank Central Asia Tbk ......................  6,075,000      861,599
PT Bank Internasional Indonesia,
 Warrants (expiring 04/16/02)+,++ ............. 15,787,200        1,518
PT Lippo Bank, Warrants
 (expiring 04/15/02)+,+++ ..................... 14,400,000            0
                                                             ----------
                                                                863,117
                                                             ----------

DIVERSIFIED OPERATIONS-2.99%
PT Bimantara Citra Tbk ........................  2,737,000      375,022
                                                             ----------

FOOD & KINDRED PRODUCTS-4.08%
PT Indofood Sukses Makmur Tbk .................  8,523,000      512,200
                                                             ----------

MANUFACTURING-8.98%
PT Semen Gresik (Persero) Tbk .................    968,000      511,923
PT Unilever Indonesia Tbk .....................    391,000      614,697
                                                             ----------
                                                              1,126,620
                                                             ----------

MEDICAL-DRUGS-9.01%
PT Dankos Laboratories Tbk ....................  6,615,000   $  292,587
PT Kalbe Farma Tbk+ ...........................  5,304,900      114,769
PT Tempo Scan Pacific Tbk .....................  2,312,000      722,500
                                                             ----------
                                                              1,129,856
                                                             ----------

MINING-1.76%
PT Aneka Tambang Tbk ..........................  2,444,000      188,000
PT Timah Tbk ..................................    782,500       32,353
                                                             ----------
                                                                220,353
                                                             ----------

OIL & GAS-1.60%
PT Medco Energi
 International Tbk ............................  1,395,000      201,202
                                                             ----------

PAPER PRODUCTS-0.00%
PT Indah Kiat Pulp & Paper
 Corporation Tbk,
 Warrants (expiring 07/11/02)+ ................          5            0
                                                             ----------
RETAILING-11.13%
PT Matahari Putra Prima Tbk ................... 12,884,000      538,898
PT Ramayana Lestari
 Sentosa Tbk ..................................  3,332,000      857,029
                                                             ----------
                                                              1,395,927
                                                             ----------

TELECOMMUNICATIONS-27.37%
PT Indonesian Satellite
 Corporation Tbk (Indosat) ....................    596,000      541,558
PT Telekomunikasi Indonesia ...................  5,900,940    1,815,674
PT Telekomunikasi
 Indonesia, ADR ...............................    185,442    1,075,563
                                                             ----------
                                                              3,432,795
                                                             ----------

TEXTILES-0.48%
PT Indo-Rama Synthetics Tbk+ ..................  1,470,000       60,072
                                                             ----------

TOTAL INDONESIA
 (Cost $20,729,530) ...........................              12,369,563
                                                             ----------

================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                  No. of          Value
Description                                       Shares        (Note A)
--------------------------------------------------------------------------------
SINGAPORE-0.71%
COMMERCIAL BANKS-0.71%
United Overseas Bank Limited
 (Cost $92,041)...............................      13,000   $   89,412
                                                             ----------

TOTAL INVESTMENTS-99.32%
 (Cost $20,821,571) (Notes A,D)...............               12,458,975

CASH AND OTHER ASSETS IN
 EXCESS OF LIABILITIES-0.68%..................                   85,658
                                                             ----------
NET ASSETS-100.00%............................              $12,544,633
                                                            ===========

--------------------------------------------------------------------------------
+    Security is non-income producing.
++ With additional 397,837,440 call options attached, expiring 05/28/02, and 126,297,600 certificates of entitlement attached, maturing 06/30/02, with no market value.
+++ With additional 14,400,000 certificates of entitlement attached, maturing 04/15/02, with no market value.
ADR  American Depositary Receipts.

================================================================================
6                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $20,821,571) (Note A) ......................................    $ 12,458,975
Cash (including $182,243 of foreign currency with a cost of $191,098) (Note A) .........         210,597
Prepaid expenses and other assets ......................................................           3,505
                                                                                            ------------
Total Assets ...........................................................................      12,673,077
                                                                                            ------------
LIABILITIES
Payables:
   Investment advisory fee (Note B) ....................................................          30,994
   Administration fees (Note B) ........................................................           1,665
   Other accrued expenses ..............................................................          95,785
                                                                                            ------------
Total Liabilities ......................................................................         128,444
                                                                                            ------------
NET ASSETS (applicable to 8,266,202 shares of common stock outstanding) (Note C) .......    $ 12,544,633
                                                                                            ============

NET ASSET VALUE PER SHARE  ($12,544,633 Divided By 8,266,202) ..........................    $       1.52
                                                                                            ============

NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 8,266,202 shares issued and outstanding
    (100,000,000 shares authorized) ....................................................    $      8,266
Paid-in capital ........................................................................      74,621,255
Accumulated net realized loss on investments and foreign currency related transactions .     (53,713,437)
Net unrealized depreciation in value of investments and translation of other assets and
   liabilities denominated in foreign currency .........................................      (8,371,451)
                                                                                            ------------
Net assets applicable to shares outstanding ............................................    $ 12,544,633
                                                                                            ============

================================================================================
See accompanying notes to financial statements.                                7

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT LOSS
Income (Note A):
   Dividends ...........................................................................    $ 393,386
   Interest ............................................................................       13,981
   Less: Foreign taxes withheld ........................................................      (61,396)
                                                                                            ---------
   Total Investment Income .............................................................      345,971
                                                                                            ---------

Expenses:
   Investment advisory fees (Note B) ...................................................      106,131
   Professional fees ...................................................................       94,511
   Printing ............................................................................       65,723
   Custodian fees ......................................................................       42,371
   Accounting fees .....................................................................       37,833
   Transfer agent fees .................................................................       36,237
   Stock exchange listing fees .........................................................       27,996
   Directors' fees .....................................................................       26,733
   Administration fees (Note B) ........................................................       12,264
   Insurance ...........................................................................        3,525
   Other ...............................................................................        5,346
   Merger-related fees (Note A) ........................................................      486,804
                                                                                            ---------
   Total Expenses ......................................................................      945,474
                                                                                            ---------
   Net Investment Loss .................................................................     (599,503)
                                                                                            ---------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
   Investments .........................................................................     (518,177)
   Foreign currency related transactions ...............................................       40,067
Net change in unrealized depreciation in value of investments and translation of other
  assets and liabilities denominated in foreign currency ...............................      554,493
                                                                                            ---------
Net realized and unrealized gain on investments and foreign currency related transactions      76,383
                                                                                            ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................    $(523,120)
                                                                                            =========

================================================================================
8                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            For the Years Ended
                                                                                               December 31,
                                                                                      -----------------------------
                                                                                          2001              2000
                                                                                      --------------    -----------
INCREASE/(DECREASE) IN NET ASSETS
Operations:
   Net investment loss .............................................................  $   (599,503)   $   (601,785)
   Net realized loss on investments and foreign currency related transactions ......      (478,110)     (4,635,646)
   Net change in unrealized appreciation/(depreciation) in value of investments and
    translation of other assets and liabilities denominated in foreign currency ....       554,493      (7,496,511)
                                                                                      ------------    ------------
     Net decrease in net assets resulting from operations ..........................      (523,120)    (12,733,942)
                                                                                      ------------    ------------
Capital share transactions (Note A):
   Net assets received in conjunction with the Agreement and Plan of
    Reorganization .................................................................     5,132,440              --
   Cash paid in-lieu-of fractional shares ..........................................          (126)             --
                                                                                      ------------    ------------
    Total capital share transactions ...............................................     5,132,314              --
                                                                                      ------------    ------------
    Net increase/(decrease) in net assets ..........................................     4,609,194     (12,733,942)
                                                                                      ------------    ------------
NET ASSETS
Beginning of year ..................................................................     7,935,439      20,669,381
                                                                                      ------------    ------------
End of year ........................................................................  $ 12,544,633    $  7,935,439
                                                                                      ============    ============

================================================================================
See accompanying notes to financial statements.                                9

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                --------------------------------------------------
                                                                                     2001              2000              1999
                                                                                --------------    --------------    --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ..........................................          $1.72             $4.48              $2.71
                                                                                --------------    --------------    --------------
Net investment income/(loss) ................................................          (0.13)*           (0.13)             (0.05)
Net realized and unrealized gain/(loss) on
  investments and foreign currency related transactions .....................          (0.07)            (2.63)              1.87
                                                                                --------------    --------------    --------------
Net increase/(decrease) in net assets resulting from operations .............          (0.20)            (2.76)              1.82
                                                                                --------------    --------------    --------------
Distributions to shareholders:
  Net realized gain on investments and foreign currency related transactions               --                --             (0.05)
                                                                                --------------    --------------    --------------
Total distributions to shareholders .........................................              --                --             (0.05)
                                                                                --------------    --------------    --------------
Net asset value, end of year ................................................          $1.52             $1.72              $4.48
                                                                                ==============    ==============    ==============
Market value, end of year ...................................................          $1.32            $1.563             $5.438
                                                                                ==============    ==============    ==============
Total investment return (a) .................................................         (15.52)%          (71.26)%            59.58%
                                                                                ==============    ==============    ==============

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted) .......................................        $12,545            $7,935            $20,669
Ratio of expenses to average net assets .....................................           8.89%(b)          7.23%(c)           3.18%
Ratio of net investment income/(loss) to average net assets .................          (5.63)%           (4.85)%            (1.43)%
Portfolio turnover rate .....................................................          10.23%            16.48%             47.38%

--------------------------------------------------------------------------------
* Based on actual shares outstanding on June 8, 2001 (prior to the Agreement and Plan of Reorganization) and December 31, 2001.
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.31%.
(c) Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.13%.

================================================================================
10                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                         1998        1997       1996        1995        1994        1993      1992
                                                      --------    --------   --------    --------    --------    --------  --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ................     $3.58      $10.68      $9.34       $9.18      $14.03       $7.63     $7.72
                                                      --------    --------   --------    --------    --------    --------  --------
Net investment income/(loss) ......................     (0.04)       0.03       0.01          --       (0.03)      (0.03)     0.01
Net realized and unrealized gain/(loss) on
  investments and foreign currency related ........     (0.83)      (7.13)      1.33        0.16       (4.82)       6.43     (0.10)
  transactions
                                                      --------    --------   --------    --------    --------    --------  --------
Net increase/(decrease) in net assets resulting
from operations ...................................     (0.87)      (7.10)      1.34        0.16       (4.85)       6.40     (0.09)
                                                      --------    --------   --------    --------    --------    --------  --------
Distributions to shareholders:
  Net realized gain on investments and foreign
  currency related transactions ...................        --          --         --          --          --          --        --
                                                      --------    --------   --------    --------    --------    --------  --------
Total distributions to shareholders ...............        --          --         --          --          --          --        --
                                                      --------    --------   --------    --------    --------    --------  --------
Net asset value, end of year ......................     $2.71       $3.58     $10.68       $9.34       $9.18      $14.03     $7.63
                                                      ========    ========   ========    ========    ========    ========  ========
Market value, end of year .........................    $3.438      $4.625     $9.750     $10.125     $12.000     $20.750     9.000
                                                      ========    ========   ========    ========    ========    ========  ========
Total investment return (a) .......................    (25.68)%    (52.56)%    (3.70)%    (15.63)%    (42.17)%    130.56%     7.46%
                                                      ========    ========   ========    ========    ========    ========  ========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted) .............   $12,491     $16,486    $49,223     $43,060     $42,297     $64,661   $35,186
Ratio of expenses to average net assets ...........      4.21%       1.89%      1.91%       1.96%       1.83%       1.98%     2.04%
Ratio of net investment income/(loss) to average
  net assets ......................................     (1.37)%      0.33%      0.10%       0.05%      (0.25)%     (0.30)%    0.09%
Portfolio turnover rate ...........................     36.58%      48.19%     34.67%      24.10%      31.56%      63.77%    22.39%


================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. On June 11, 2001, the Fund acquired substantially all of the assets and assumed all of the liabilities of the Jakarta Growth Fund, Inc. ("JGF") in exchange for Fund shares. Each JGF shareholder became entitled to receive 0.7289 Fund shares for every JGF share and cash in-lieu-of fractional shares, resulting in the issuance of an aggregate 3,657,213 Fund shares. Net assets of the Fund and JGF as of the Agreement and Plan of Reorganization ("Reorganization") date were $6,468,268 and $5,132,440, including unrealized depreciation of $6,005,467 and $3,556,343, respectively. Total net assets immediately after the Reorganization were $11,600,708.

Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices available on these exchanges, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no price is available on these exchanges and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 2001, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the Boston Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in variable rate accounts are classified as cash. At December 31, 2001, the interest rate was 0.80%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 2001, the Fund had a capital loss carryover for U.S. federal income tax purposes of $52,112,214 (of which $8,437,172 is subject to Internal Revenue Code Section limitations) of which $8,617,662 expires in 2002; $7,370,210 expires in 2003; $5,731,003 expires in 2004; $4,600,826 expires in
2005; $14,881,456 expires in 2006; $3,253,238 expires in 2007; $5,937,713 expires in 2008 and $1,720,106 expires in 2009. Differences between capital loss carryovers on a book and tax basis primarily relate to timing of the recognition of gains for U.S. federal income tax purposes. Undistributable ordinary income on a tax basis is the same as book basis.

================================================================================
12

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
For U.S. federal income tax purposes, foreign exchange losses incurred after October 31, 2001, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer realized foreign exchange losses of $10,498.

Income received by the Fund from sources within Indonesia and other countries may be subject to withholding and other taxes imposed by such countries.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transaction balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 2001, the Fund reclassified within the composition of net assets permanent book/tax differences from net investment loss of $599,503 and from accumulated net realized loss on investments and foreign currency related transactions related to foreign currency losses of $58,182 to paid-in capital. In addition, the Fund reclassified $683,625 of capital loss carryover for U.S. federal income tax purposes which expired in 2001 to paid-in capital. The Fund also reclassified $9,053,882 from paid-in capital to accumulated net realized loss on investments and foreign currency related transactions, due to merger-related activities.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Investment in Indonesian and other foreign securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

NOTE B. AGREEMENTS
Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the year ended December31, 2001, CSAM earned $106,131 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2001, CSAM was reimbursed $1,525 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 2001, BSFM earned $10,739 for administrative services.

NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 8,266,202 shares outstanding at December 31, 2001, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES
For U.S. federal income tax purposes, the cost of securities owned at December 31, 2001 was $22,412,296. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $9,953,321, was composed of gross appreciation of $588,239 for those investments having an excess of value over cost and gross depreciation of $10,541,560 for those investments having an excess of cost over value.

For the year ended December 31, 2001, purchases and sales of securities, other than short-term obligations, were $1,987,638 and $1,065,138, respectively.


NOTE E. CREDIT FACILITY
Through June 19, 2001, the Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of 0.075% per annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the

================================================================================
14

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal Funds rate plus 0.50%.

Effective June 20, 2001, the Fund, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the New Credit Facility, which is allocated among the New Participating Funds in such manner as is determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility. At and during the year ended December 31, 2001, the Fund had no borrowings under either credit facility.

================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Indonesia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of The Indonesia Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principals generally accepted in the United States of America. These financial statements and financial highlight (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
February 22, 2002

================================================================================
16

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 25, 2001, the annual meeting of shareholders of The Indonesia Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To approve the Agreement and Plan of Reorganization dated as of March 29, 2001 between the Fund and the Jakarta Growth Fund, Inc. (the "Jakarta Fund"), a Maryland corporation, whereby (i) the Fund would acquire substantially all of the assets and assume all of the liabilities of the Jakarta Fund, (ii) the Fund would issue shares of the Fund to the Jakarta Fund in exchange therefor, (iii) such Fund shares would be distributed to shareholders of the Jakarta Fund in liquidation of the Jakarta Fund, and
     (iv) the Jakarta Fund would subsequently be dissolved under Maryland law and de-registered under the Investment Company Act of 1940, as amended.

                                                                       BROKER
                                FOR        AGAINST      ABSTAIN     NON-VOTES
                             ---------     -------      -------     ---------
                             2,499,270      29,823       13,352       831,344

(2) Election of the following two (2) management nominees standing for election to the Fund's Board of Directors:

                                                        FOR       WITHHELD
                                                      ---------   --------
Richard H. Francis (three-year term)                  3,320,213    53,576
James P. McCaughan (one-year term)*                   3,316,611    57,178

In addition to the directors re-elected at the meeting, Enrique R. Arzac, Lawrence J. Fox and William W. Priest, Jr. continue to serve as directors of the Fund.

* Resigned effective February 22, 2002.

================================================================================

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Indonesia Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will

================================================================================
18
also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

================================================================================

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)(CONCLUDED)

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3294; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

InvestLink is a service mark of EquiServe, L.P.
================================================================================
20

ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED)

The following table sets forth certain information regarding the directors and officers* of the Fund.

                                                        CURRENT PRINCIPAL                                       MEMBERSHIP ON BOARDS
                                                         OCCUPATION AND             LENGTH OF SERVICE AS        OF OTHER REGISTERED
                                                       PRINCIPAL EMPLOYMENT         DIRECTOR AND TERM OF        INVESTMENT COMPANIES
                               POSITION(S) HELD            DURING THE                 MEMBERSHIP ON              AND PUBLICLY HELD
NAME AND ADDRESS (AGE)           WITH FUND               PAST FIVE YEARS             BOARD OF THE FUND               COMPANIES
----------------------           ---------               ---------------             -----------------               ---------
Enrique R. Arzac (60)             Director                Professor of            Since March 2000; current  Director of seven other
  Columbia University                                      Finance and              term ends at the 2003    CSAM-advised investment
  Graduate School of Business                          Economics, Graduate             Annual Meeting        companies; Director of
  New York, NY 10027                                   School of Business,                                   The Adams Express
                                                       Columbia University                                   Company; Director of
                                                         (1971-present).                                     Petroleum and Resources
                                                                                                             Corporation.

Richard H. Francis (69)           Director             Currently retired;         Since 1990; current term   Director of fifty-nine
  40 Grosvenor Road                                 Executive Vice President       ends at the 2004 Annual   other CSAM-advised
  Short Hills, NJ 07078                            and Chief Financial Officer             Meeting           investment companies.
                                                    of Pan Am Corporation and
                                                       Pan American World
                                                   Airways, Inc. (1988-1991).

Lawrence J. Fox (58)              Director         Partner of Drinker Biddle &    Since 2000; current term   Director of two other
  One Logan Square                                 Reath (since 1976); Former      ends at the 2002 Annual   CSAM-advised investment
  18th & Cherry Streets                            Managing Partner of Drinker             Meeting           companies; Director of
  Philadelphia, PA 19103                           Biddle & Reath (1991-1998).                               Winthrop Trust Company.

William W. Priest, Jr.** (60)     Director              Senior Partner of         Since 1990; current term   Director of sixty-five
  12 East 49th Street                              Steinberg & Priest Capital      ends at the 2003 Annual   other CSAM-advised
  New York, NY 10017                               Management (3/01-present);              Meeting           investment companies
                                                 Chairman and Managing Director
                                                   of CSAM (5/00-2/01); Chief
                                                     Executive Officer and
                                                     Managing Director of
                                                      CSAM (12/90-5/00).

Raoul H. Rayos (36)           Chief Investment       Vice President of CSAM                  N/A             N/A
  466 Lexington Avenue             Officer        (5/99-present); Senior Asian
  New York, NY 10017                              Equity Analyst, Merrill Lynch
                                                  Asset Management (2/94-4/99)

Hal Liebes (37)                    Senior         Managing Director and General              N/A             N/A
  466 Lexington Avenue         Vice President        Counsel of CSAM (12/99-
  New York, NY 10017                             present); Director and General
                                                  Counsel of CSAM (3/97-12/99),
                                                       Vice President and
                                                Counsel of Lehman Brothers, Inc.
                                                (6/96-3/97); Vice President and
                                               Legal Counsel of CSAM (6/95-6/96).

Michael A. Pignataro (42)      Chief Financial       Director of CSAM (1/01-                 N/A             N/A
  466 Lexington Avenue           Officer and    present); Vice President of CSAM
  New York, NY 10017             Secretary               (12/95-12/00).

--------------------------------------------------------------------------------
*    The officers of the Fund shown are officers that make policy decisions.
** Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940 ("1940 Act"). Mr. Priest is an interested person of the Fund by virtue of his former position as an officer of CSAM.
================================================================================

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC


Credit Suisse Balanced Fund                         Credit Suisse International Focus Fund
Credit Suisse Blue Chip Fund                        Credit Suisse International Fund
Credit Suisse Capital Appreciation Fund             Credit Suisse Investment Grade Bond Fund
Credit Suisse Cash Reserve Fund                     Credit Suisse Japan Growth Fund
Credit Suisse Emerging Growth Fund                  Credit Suisse Large Cap Value Fund
Credit Suisse Emerging Markets Fund                 Credit Suisse Municipal Bond Fund
Credit Suisse European Equity Fund                  Credit Suisse Municipal Money Fund
Credit Suisse Fixed Income Fund                     Credit Suisse New York Municipal Fund
Credit Suisse Global Financial Services Fund        Credit Suisse New York Tax Exempt Fund
Credit Suisse Global Fixed Income Fund              Credit Suisse Select Equity Fund
Credit Suisse Global Health Sciences Fund           Credit Suisse Small Cap Growth Fund
Credit Suisse Global Post-Venture Capital Fund      Credit Suisse Small Cap Value Fund
Credit Suisse Global Technology Fund                Credit Suisse Strategic Value Fund
Credit Suisse High Income Fund                      Credit Suisse U.S. Government Money Fund


For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-927-2874. For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.
================================================================================
22

ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT POLICY

A new Securities and Exchange Commission rule requires funds to invest at least 80% of their net assets (plus any borrowings for investment purposes) in the type of securities suggested by their name. The new rule applies to the Fund. Accordingly, at a meeting held on February 13, 2002, the Board of Directors adopted a new investment policy for the Fund. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Indonesian securities. The new policy will not result in any change to the way the Fund is currently managed. If the Board of Directors elects to change this 80% policy, the Fund will provide shareholders with at least 60 days advance notice. As of December 31, 2001, 98.61% of the Fund's net assets (plus any borrowings for investment purposes) were invested in Indonesian securities.

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SUMMARY OF GENERAL INFORMATION

The Fund--The Indonesia Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the Boston Stock Exchange. Its principal investment objective is long-term capital appreciation with income as a secondary objective through investments primarily in Indonesian equity and debt securities. Credit Suisse Asset Management, LLC (New York), the fund's investment adviser, is an indirect wholly-owned subsidiary of Credit Suisse Group ("CSG"). Credit Suisse Asset Management, LLC ("CSAM") is the institutional asset-management and mutual-fund arm of CSG. As of September 30, 2001, CSAM managed over $75 billion in the U.S. and, together with its global affiliates, managed assets of over $268 billion in 14 countries. Credit Suisse Funds is the U.S. mutual-fund family of CSAM.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Indones" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "Indonesia". The Fund's Boston Stock Exchange trading symbol is IF. The Fund also trades on the OTC Bulletin Board under the trading symbol INDF. Weekly comparative net asset value (NAV) and market price information about The Indonesia Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds." Quotes can also be obtained from the Internet at http://www.bridge.com and http://www.pcquote.com.

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)


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
DIRECTORS AND CORPORATE OFFICERS                            ADMINISTRATOR
Enrique R. Arzac        Director                            Bear Stearns Funds Management Inc.
Lawrence J. Fox         Director                            383 Madison Avenue
Richard H. Francis      Director                            New York, NY 10179
William W. Priest, Jr.  Director
Raoul H. Rayos          Chief Investment Officer            CUSTODIAN
Hal Liebes              Senior Vice President               Brown Brothers Harriman & Co.
Michael A. Pignataro    Chief Financial Officer and         40 Water Street
                        Secretary                           Boston, MA 02109
Rocco A. Del Guercio    Vice President
Robert M. Rizza         Treasurer                           SHAREHOLDER SERVICING AGENT
                                                            Fleet National Bank
INVESTMENT ADVISER                                          (c/o EquiServe, L.P.)
Credit Suisse Asset Management, LLC                         P. O. Box 43010
466 Lexington Avenue                                        Providence, RI 02940
New York, NY 10017
                                                            INDEPENDENT ACCOUNTANTS
                                                            PricewaterhouseCoopers LLP
                                                            Two Commerce Square
                                                            Philadelphia, PA 19103

                                                            LEGAL COUNSEL
                                                            Willkie Farr & Gallagher
                                                            787 Seventh Avenue
                                                            New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                    [BOSTON STOCK EXCHANGE LOGO]
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                                                                      3913-AR-01